                                                                   EXHIBIT 99.m8

                     AMENDMENT NO. 6 TO MASTER DISTRIBUTION
                          AND SHAREHOLDER SERVICES PLAN
                                       OF
                    AMERICAN CENTURY GOVERNMENT INCOME TRUST
                    AMERICAN CENTURY INTERNATIONAL BOND FUND
                        AMERICAN CENTURY INVESTMENT TRUST
                    AMERICAN CENTURY TARGET MATURITIES TRUST
                AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS, INC.
                        AMERICAN CENTURY MUNICIPAL TRUST

     THIS AMENDMENT NO. 6 TO MASTER  DISTRIBUTION AND SHAREHOLDER  SERVICES PLAN
is made as of the  29th  day of  September,  2005,  by each of the  above  named corporations  (the "Issuers").  Capitalized  terms not otherwise  defined herein shall  have  the  meaning  ascribed  to  them  in the  Master  Distribution  and
Shareholder Services Plan.

                                    RECITALS

     WHEREAS,  the Issuers  (other than  American  Century  Municipal  Trust,  a
Massachusetts   business  trust  ("ACMT"))  are  parties  to  a  certain  Master
Distribution  and  Individual  Shareholder  Services  Plan dated August 1, 1997, amended June 29, 1998,  August 1, 2001,  December 3, 2001,  July 1, 2002, May 1,
2004 and July 29, 2005(the "Plan"); and

     WHEREAS,  American  Century  Quantitative  Equity Fund has  established  an
Advisor  Class  of  shares  for two  new  series,  Long-Short  Equity  Fund  and
Disciplined Growth Fund; and

     WHEREAS, Issuers now desire to amend the Plan to add the new funds.

     NOW,  THEREFORE,  in consideration of the mutual promises set forth herein, the parties hereto agree as follows:

     1. Schedule A to the Plan is hereby amended by deleting the text thereof in its entirety and inserting in lieu therefor the Schedule A attached hereto.

     2. After the date  hereof,  all  references  to the Plan shall be deemed to mean the Master  Distribution  and Shareholder  Services Plan, as amended by the amendment  dated June 29, 1998,  Amendment No. 1, Amendment No. 2, Amendment No.
3, Amendment No. 4, Amendment No. 5 and this Amendment No. 6.

     3. In the event of a conflict between the terms of this Amendment No. 6 and the Plan,  it is the  intention of the parties that the terms of this  Amendment
No. 6 shall  control and the Plan shall be  interpreted  on that  basis.  To the extent the provisions of the Plan have not been amended by this Amendment No. 6, the parties hereby confirm and ratify the Plan.

     4. This Amendment No. 6 may be executed in two or more  counterparts,  each of which shall be an original and all of which  together  shall  constitute  one instrument.

                                       1

     IN WITNESS  WHEREOF,  the undersigned have executed this Amendment No. 6 as of the date first above written.

                              AMERICAN CENTURY GOVERNMENT INCOME TRUST
                              AMERICAN CENTURY INTERNATIONAL BOND FUND
                              AMERICAN CENTURY INVESTMENT TRUST
                              AMERICAN CENTURY TARGET MATURITIES TRUST
                              AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS, INC.
                              AMERICAN CENTURY MUNICIPAL TRUST

                              BY:  /s/ Charles A. Etherington
                                   -------------------------------------------
                                   Charles A. Etherington
                                   Vice President of each of the Issuers

                                       2

                                   SCHEDULE A

                       FUNDS OFFERING ADVISOR CLASS SHARES

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ISSUER AND FUND(S)                                          DATE PLAN ADOPTED
--------------------------------------------------------- ----------------------

AMERICAN CENTURY GOVERNMENT INCOME TRUST
>>Ginnie Mae Fund                                            August 1, 1997
>>Government Bond Fund                                       August 1, 1997
>>Short-Term Government Fund                                 August 1, 1997
>>Inflation-Adjusted Bond Fund                               August 1, 1997
>>Government Agency Money Market Fund                        August 1, 1997

AMERICAN CENTURY INTERNATIONAL BOND FUNDS
>>International Bond Fund                                    August 1, 1997

AMERICAN CENTURY INVESTMENT TRUST
>>Prime Money Market Fund                                    April 1, 1998
>>Diversified Bond Fund                                      August 1, 2001
>>High-Yield Fund                                            July 1, 2002

AMERICAN CENTURY TARGET MATURITIES TRUST
>>Target 2005 Fund                                           August 1, 1997
>>Target 2010 Fund                                           August 1, 1997
>>Target 2015 Fund                                           August 1, 1997
>>Target 2020 Fund                                           August 1, 1997
>>Target 2025 Fund                                           August 1, 1997

AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS, INC.
>> Equity Growth Fund                                        May 1, 2004
>> Income & Growth Fund                                      May 1, 2004
>> Global Gold Fund                                          May 1, 2004
>> Small Company Fund                                        May 1, 2004
>> Utilities Fund                                            May 1, 2004
>> Disciplined Growth Fund                                   September 29, 2005
>> Long-Short Equity Fund                                    September 29, 2005

AMERICAN CENTURY MUNICIPAL TRUST
>>Tax-Free Bond Fund                                         July 29, 2005

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                                      A-1